                                                                    EXHIBIT 23.3

                       [Letterhead of Chien Chyuan & Co.]

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement No. 333-92076 on Form S-8 of our report on CWI International China, Inc. financial statements and report as to the schedules included in the Annual Report on Form 10-K of Waxman Industries, Inc. and subsidiaries for the year ended June 30, 2003.

/s/ Chien Chyuan & Co.
Chien Chyuan & Co,
Certified Public Accountants

August 15, 2003
Taichung, Taiwan